Summary Prospectus Supplement	January 14, 2019

Putnam Global Health Care Fund
Summary Prospectus dated December 30, 2018

Effective January 15, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Michael Maguire, Portfolio Manager, Analyst, portfolio manager of the fund since 2016

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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